UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2015

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive office)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective March 2, 2015, pursuant to the Agreement and Plan of Merger, dated as of November 23, 2014 (“Merger Agreement”), by and among Platinum Underwriters Holdings, Ltd. (“Platinum”), RenaissanceRe Holdings Ltd. (“RenaissanceRe”) and Port Holdings Ltd. (“Acquisition Sub”), a wholly owned subsidiary of RenaissanceRe, Acquisition Sub was merged with and into Platinum, with Platinum continuing as the surviving company and becoming a wholly owned subsidiary of RenaissanceRe (the “Merger”).

Credit Agreement Amendment and Guaranty

Effective March 2, 2015 and after consummation of the Merger, Platinum entered into a Consent and Amendment to Credit Agreement (the “Credit Agreement Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”), the Lenders party thereto and certain subsidiaries of Platinum party thereto (the “Subsidiary Borrowers”). The Credit Agreement Amendment amends the Third Amended and Restated Credit Agreement, dated as of April 9, 2014, by and among Platinum, the Subsidiary Borrowers, Wells Fargo and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the “Platinum Credit Agreement”). Among other things, the Credit Agreement Amendment (a) evidences the consent to the Merger of the Lenders under the Platinum Credit Agreement, (b) reduces the aggregate commitment under the Platinum Credit Agreement to $100 million, all of which is available for letters of credit, (c) eliminates the sublimit under the Platinum Credit Agreement for revolver borrowings, (d) reflects the addition of RenaissanceRe as a guarantor of the obligations of Platinum and the Subsidiary Borrowers under the Platinum Credit Agreement and (e) eliminates or modifies certain of the covenants and events of default under the Platinum Credit Agreement.

Effective March 2, 2015, RenaissanceRe entered into a Guaranty (the “Credit Agreement Guaranty”) for the benefit of the lenders under the Platinum Credit Agreement pursuant to which RenaissanceRe guaranteed the obligations of Platinum and the Subsidiary Borrowers under the Platinum Credit Agreement and agreed to certain information reporting and financial covenants. The financial covenants are the same financial covenants as in effect as of March 2, 2015 under the Credit Agreement, dated as of May 17, 2012, by and among RenaissanceRe, Wells Fargo, as administrative agent, and various banks and financial institutions parties thereto (the “RenaissanceRe Credit Agreement”).

The foregoing descriptions of the Credit Agreement Amendment and the Credit Agreement Guaranty are qualified in their entirety by reference to the full text of the Credit Agreement Amendment and the Credit Agreement Guaranty, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Facility Agreement Amendment and Guaranty

Effective March 2, 2015 and after consummation of the Merger, Platinum Underwriters Bermuda, Ltd. (“Platinum Bermuda”), as borrower, and Platinum, as guarantor, entered into a Consent and Amendment to Facility Agreement (the “Facility Agreement Amendment”) with National Australia Bank Limited and ING Bank, N.V. The Facility Agreement Amendment

amends the Uncommitted $125,000,000 Facility Agreement, dated as of July 31, 2012, by and among Platinum Bermuda, Platinum, National Australia Bank Limited and ING Bank, N.V. (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”). Among other things, the Facility Agreement Amendment (a) evidences the consent of National Australia Bank Limited and ING Bank, N.V. to the Merger, (b) reflects the addition of RenaissanceRe as a guarantor of the obligations of Platinum and Platinum Bermuda under the Facility Agreement and (c) eliminates or modifies certain of the covenants and events of default under the Facility Agreement.

Effective March 2, 2015, RenaissanceRe entered into a Guaranty (the “Facility Agreement Guaranty”) for the benefit of National Australia Bank Limited and ING Bank, N.V. pursuant to which RenaissanceRe guaranteed the obligations of Platinum Bermuda and Platinum under the Facility Agreement and agreed to certain information reporting and financial covenants. The financial covenants are the same financial covenants as in effect as of March 2, 2015 under the RenaissanceRe Credit Agreement.

The foregoing descriptions of the Facility Agreement Amendment and the Facility Agreement Guaranty are qualified in their entirety by reference to the full text of the Facility Agreement Amendment and the Facility Agreement Guaranty, which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.

Platinum Senior Notes

Subsequent to the consummation of the Merger, Platinum Underwriters Finance, Inc., as issuer (the “Issuer”), Platinum, as guarantor, RenaissanceRe, as parent guarantor, and The Bank of New York Mellon, as trustee, entered into the Third Supplemental Indenture, dated as of March 3, 2015 (the “Third Supplemental Indenture”). The Third Supplemental Indenture amends the Indenture, dated as of May 26, 2005 (as supplemented by the First Supplemental Indenture, dated as of May 26, 2005 and the Second Supplemental Indenture, dated as of November 2, 2005 (collectively, the “Indenture”)), pursuant to which the Issuer previously issued $250.0 million in aggregate principal amount of its Series B 7.50% Notes due June 1, 2017 (the “Notes”). Pursuant to the Third Supplemental Indenture and the Guarantee, dated as of March 3, 2015, executed by RenaissanceRe (the “RenRe Guaranty”), RenaissanceRe became an additional guarantor of the Issuer’s obligations under the Notes and the Indenture. Following the execution of the Third Supplemental Indenture and the RenRe Guaranty, holders of the Notes are entitled to receive annual reports and information, documents and other reports which RenaissanceRe may be required to file with the United States Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, in lieu of receiving such information, documents and reports of Platinum.

The foregoing descriptions of the Third Supplemental Indenture and the RenRe Guaranty are qualified in their entirety by reference to the full text of the Third Supplemental Indenture and the RenRe Guaranty, which are filed as Exhibits 10.5 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective March 2, 2015, pursuant to the Merger Agreement, Acquisition Sub was merged with and into Platinum, with Platinum continuing as the surviving company and becoming a wholly owned subsidiary of RenaissanceRe.

Pursuant to the terms of the Merger Agreement, as a result of the Merger, each common share of Platinum, par value $0.01 per share (the “Platinum Common Shares”), issued and outstanding immediately prior to the effective time of the Merger (other than Platinum Common Shares owned by Platinum, RenaissanceRe or any of their respective subsidiaries) was canceled and converted, at the holder’s election in accordance with the procedures set forth in the Merger Agreement, into the right to receive, subject to proration pursuant to the terms of the Merger Agreement, (i) an amount of cash equal to $66.00 (the “Cash Election Consideration”), (ii) 0.6504 common shares of RenaissanceRe, par value $1.00 per share (the “RenaissanceRe Common Shares”) (the “Share Election Consideration”), or (iii) 0.2960 RenaissanceRe Common Shares (the “Standard Exchange Ratio”) and an amount of cash equal to $35.96 (the “Standard Cash Amount”) (the “Standard Election Consideration”). Holders of Platinum options, restricted Platinum Shares, Platinum time-based restricted share units and Platinum market-based restricted share units (collectively, “Platinum Awards”) also had the right under the Merger Agreement to make elections regarding their preference as to the form of merger consideration they will receive in connection with the Merger; the merger consideration election results set forth below include the election results from holders of Platinum Awards.

In addition, prior to the effective time of the Merger, Platinum paid a special dividend of $10.00 per Platinum Common Share (the “Special Dividend”) to the holders of record of outstanding Platinum Common Shares on February 27, 2015. Holders of Platinum Awards also are entitled to receive a cash payment based on the Special Dividend and the number of Platinum Common Shares underlying or issuable upon net exercise of such awards.

The final results of the elections made by former Platinum shareholders and former holders of Platinum Awards are as follows:

•	Holders of approximately 20.4% of outstanding or issuable Platinum Common Shares, or 5,121,614 Platinum Common Shares, elected the Cash Election Consideration.

•	Holders of approximately 54.1% of outstanding or issuable Platinum Common Shares, or 13,617,793 Platinum Common Shares, elected the Share Election Consideration.

•	Holders of approximately 16.2% of outstanding or issuable Platinum Common Shares, or 4,068,885 Platinum Common Shares, elected the Standard Election Consideration.

•	Holders of approximately 9.3% of outstanding or issuable Platinum Common Shares, or 2,342,800 Platinum Common Shares, failed to make a valid election, and therefore are deemed to have elected the Standard Election Consideration.

The election results set forth above do not take into account any Platinum Common Shares held by RenaissanceRe or its wholly owned subsidiaries, as no merger consideration will be receivable in respect of such shares. Based on the election results, as the unprorated aggregate number of RenaissanceRe Common Shares to be issued as merger consideration exceeded 7,500,000, the consideration to be received by holders who elected the Share Election Consideration was prorated pursuant to the terms set forth in the Merger Agreement.

Based on the election results, (i) each Platinum Common Share for which a valid election to receive the Cash Election Consideration was made was converted into the right to receive $66.00 in cash, (ii) each Platinum Common Share for which a valid election to receive the Share Election Consideration was made was converted into the right to receive approximately $24.66 in cash and 0.4073 RenaissanceRe Common Shares and (iii) each Platinum Common Share for which a valid election to receive the Standard Election Consideration was made or for which a valid election was not made was converted into the right to receive $35.96 in cash and 0.2960 RenaissanceRe Common Shares, subject in each case to reduction for any tax withholding. No fractional RenaissanceRe Common Shares will be issued and in lieu of fractional shares, former Platinum shareholders and former holders of Platinum Awards will receive cash.

The aggregate consideration for the Merger is comprised of the Special Dividend, RenaissanceRe Common Shares and the cash consideration. Merger consideration payable to certain holders of Platinum Awards who are U.S. taxpayers and resident in the United States is subject to statutory tax withholding. RenaissanceRe expects to issue approximately 7,433,700 RenaissanceRe Common Shares in the transaction, after taking into account reductions for tax withholding. RenaissanceRe funded the cash consideration from available cash resources, the liquidation of certain of its fixed maturity investments trading, and the proceeds of a bridge loan in the aggregate principal amount of $300,000,000 issued pursuant to the Credit Agreement, dated as of February 25, 2015, between Barclays Bank PLC and RenaissanceRe. RenaissanceRe currently intends to issue $300,000,000 in senior notes to replace the bridge loan.

The issuance of RenaissanceRe Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to RenaissanceRe’s registration statement on Form S-4 (File No. 333-201066) filed with the SEC on December 19, 2014 and declared effective on January 15, 2015.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to RenaissanceRe’s Current Report on Form 8-K dated as of November 26, 2014 and hereby incorporated herein by reference.

A copy of RenaissanceRe’s press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited consolidated financial statements of Platinum at December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b) Pro forma financial information. RenaissanceRe will furnish any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2014, by and among Platinum, RenaissanceRe Holdings Ltd. and Port Holdings Ltd. (incorporated by reference to Exhibit 2.1 of RenaissanceRe’s November 26, 2014 Current Report on Form 8-K)

10.1	Consent and Amendment to Credit Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Holdings, Ltd., certain subsidiaries of Platinum Underwriters Holdings, Ltd. party thereto, Wells Fargo Bank, National Association, as administrative agent, and the Lenders party thereto.

10.2	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of Wells Fargo Bank, National Association, as administrative agent, and the other Lenders referred to therein.

10.3	Consent and Amendment to Facility Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Holdings, Ltd., National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

10.4	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

10.5	Third Supplemental Indenture, dated as of March 3, 2015, by and among Platinum Underwriters Finance, Inc., as issuer, Platinum Underwriters Holdings, Ltd., as guarantor, RenaissanceRe Holdings Ltd., as parent guarantor, and The Bank of New York Mellon, as trustee.

10.6	Guarantee, dated as of March 3, 2015, executed by RenaissanceRe for the benefit of the holders of Platinum Underwriters Finance, Inc.’s Series B 7.50% Notes due June 1, 2017.

23.1	Consent of KPMG Audit Limited.

99.1	Copy of Press Release issued by RenaissanceRe Holdings Ltd., dated March 2, 2015.

99.2	Audited consolidated financial statements of Platinum at December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014.

Cautionary Statement Regarding Forward Looking Statements

Any forward-looking statements made in this Form 8-K reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: risks that the transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; the frequency and severity of catastrophic and other events; uncertainties in the companies’ reserving processes; the lowering or loss of any of the financial strength, claims paying or enterprise wide risk management ratings of either company or their respective subsidiaries or joint ventures; risks associated with appropriately modeling, pricing for, and contractually addressing new or potential factors in loss emergence; risks that the companies might be bound to policyholder obligations beyond their underwriting intent; risks due to the companies’ reliance on a small and decreasing number of reinsurance brokers and other distribution services; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk that the companies’ customers may fail to make premium payments due to them; the risk of failures of the companies’ reinsurers, brokers or other counterparties to honor their obligations to the companies; a contention by the Internal Revenue Service that Renaissance Reinsurance Ltd., Platinum Underwriters Bermuda, Ltd. or any of the companies’ other Bermuda subsidiaries, is subject to U.S. taxation; other risks relating to potential adverse tax developments; risks relating to adverse legislative developments; risks associated with the companies’ investment portfolios; changes in economic conditions or inflation; and other factors affecting future results disclosed in RenaissanceRe’s and Platinum’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy statement/prospectus relating to the Merger.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: March 5, 2015	By:	/s/ Stephen H. Weinstein
	Name:	Stephen H. Weinstein
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2014, by and among Platinum, RenaissanceRe Holdings Ltd. and Port Holdings Ltd. (incorporated by reference to Exhibit 2.1 of RenaissanceRe’s November 26, 2014 Current Report on Form 8-K)

10.1	Consent and Amendment to Credit Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Holdings, Ltd., certain subsidiaries of Platinum Underwriters Holdings, Ltd. party thereto, Wells Fargo Bank, National Association, as administrative agent, and the Lenders party thereto.

10.2	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of Wells Fargo Bank, National Association, as administrative agent, and the other Lenders referred to therein.

10.3	Consent and Amendment to Facility Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Holdings, Ltd., National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

10.4	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

10.5	Third Supplemental Indenture, dated as of March 3, 2015, by and among Platinum Underwriters Finance, Inc., as issuer, Platinum Underwriters Holdings, Ltd., as guarantor, RenaissanceRe Holdings Ltd., as parent guarantor, and The Bank of New York Mellon, as trustee.

10.6	Guarantee, dated as of March 3, 2015, executed by RenaissanceRe for the benefit of the holders of Platinum Underwriters Finance, Inc.’s Series B 7.50% Notes due June 1, 2017.

23.1	Consent of KPMG Audit Limited.

99.1	Copy of Press Release issued by RenaissanceRe Holdings Ltd., dated March 2, 2015.

99.2	Audited consolidated financial statements of Platinum at December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014.